UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2023

Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRMK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 15, 2023, the Board of Directors (the “Board”) of Trustmark Corporation (the “Company” or “Trustmark”) approved the amendment and restatement of the Company’s Bylaws (the “Amended and Restated Bylaws”), effective as of such date.

The provisions of the Bylaws that were changed as a result of the amendment and restatement of the Bylaws include the following:

•
As contemplated by Mississippi law, the Board may now authorize stockholders to participate in any meeting of stockholders by means of remote communication, subject to such guidelines and procedures as the Board adopts, and in the manner permitted by the Mississippi Business Corporation Act (the “MBCA”) (see Article II, Section 1);
•
Provisions addressing waiver of notice of meetings of stockholders and the Board have been revised to more closely track the operative language in the MBCA (see Article II, Section 5 and Article III, Section 11);
•
The advance notice provision for nomination of directors by stockholders has been revised to require that any such notice include a representation as to whether the notifying stockholder intends or is part of a group which intends (i) to solicit proxies or votes in support of such director nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934 (the “Exchange Act”) and (ii) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding shares required to elect such nominees (see Article II, Section 11);
•
The advance notice provision for nomination of directors by stockholders has also been revised to provide that (i) if any stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act and subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act or notifies the Company that it no longer intends to solicit proxies in accordance with Rule 14a-19 under the Exchange Act, the Company shall disregard any proxies or votes solicited for such stockholder’s nominees and (ii) the Company may request any stockholder that has provided notice under Rule 14a-19(b) under the Exchange Act to deliver to the Company no later than five business days prior to the stockholder meeting reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) under the Exchange Act.; (see Article II, Section 11);
•
The requirement that elections of directors be managed by three judges of election has been replaced by a provision that one or more election inspectors shall be appointed by the Chair to act at any meeting of stockholders, in accordance with the MBCA (see Article II, Section 12);
•
The mandatory retirement age for directors has been increased from 70 to 75 years (see Article III, Section 2);
•
Provision for the holding of regular meetings of the Board has been changed to state that such meetings shall be held on the dates and times set forth in the meeting calendar adopted by the Board for such year, instead of specific dates being set forth in the Bylaws (see Article III, Section 5); and
•
The provisions governing indemnification of the Company’s officers and directors have been revised to provide for mandatory indemnification and mandatory advancement of expenses for related proceedings, in each case, for directors and those individuals who are officers of the Company as that term is defined in Rule 16a-1(f) under the Exchange Act (the “Executive Officers”), subject to certain limitations and conditions, and as permitted under the MBCA. More specifically, the Amended and Restated Bylaws provide that the Company: (i) with respect to an administrative proceeding or civil action initiated by a bank regulatory agency, may only make or agree to make indemnification payments, including reimbursement of expenses, to an institution-affiliated party (as defined in 12 U.S.C. §1813(u)) to the extent such payments are reasonable and consistent with the requirements of 12 U.S.C. §1828(k) and its implementing regulations; (ii) with respect to an administrative proceeding or civil action not initiated by a bank regulatory agency, may indemnify an institution-affiliated party for damages and expenses, including the advancement of expenses and legal fees, in accordance with the MBCA, provided such payments are consistent with safe and sound banking practices; (iii) shall indemnify its directors and Executive Officers to the fullest extent permitted by the MBCA against any reasonable expenses actually incurred in connection with any action, suit or proceeding arising out of or relating to his or her role as a director or Executive Officer, subject to certain conditions; (iv) shall advance funds to pay for or reimburse the reasonable expenses incurred in connection with the proceeding by an individual who is a party to the proceeding because that individual is a member of the Board or an Executive Officer, subject to certain conditions; and (v) may, upon affirmative vote of a majority of the Board, purchase insurance to indemnify its directors, officers, and employees to the extent that such indemnification is allowed in the Company’s articles of incorporation and/or Bylaws, and is consistent with the MBCA and with safe and sound banking practices (see Article IX).

The Amended and Restated Bylaws also reflect updates to the names of Board committees to reflect the reorganization and re-allocation of responsibilities of such committees that took effect as of January 1, 2023, as well as certain other minor technical, conforming, modernizing and clarifying changes. The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
3.1	Amended and Restated Bylaws of Trustmark Corporation as of February 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Thomas C. Owens
Thomas C. Owens
Treasurer and Principal Financial Officer

DATE:	February 17, 2023